Exhibit 99.1


By Facsimile

October 20, 2005

Dear Dr. Sheu, I am writing to inform you that effective immediately, I am resigning from the board of Applied DNA Sciences Inc.

Best regards,

/s/ MICHAEL E. HILL
-------------------
Michael E. Hill
Director